Financial data as of June 30, 2015 Exhibit 99.1

FBR & CO. (NASDAQ: FBRC) CAUTIONARY STATEMENT

FBR
&
Co.
was
formed
as
a
Virginia
corporation
in
June
2006
to
be
the
holding
company
for
FBRC.
This
document
is
intended
for
information
purposes
only,
and
shall
not
constitute
a
solicitation
or
an
offer
to
buy
or
sell,
any
security
or
services,
or
an
endorsement
of
any
particular
investment
strategy.
This
document
is
intended
solely
for
the
use
of
the
party
to
whom
FBR
has
provided
it,
and
is
not
to
be
reprinted
or
redistributed
without
the
permission
of
FBR.
All
references
to
“FBR”
refer
to
FBR
&
Co.
and
its
subsidiaries
as
appropriate.
Investment
banking,
sales,
trading,
and
research
services
1
are
provided
by
FBR
Capital
Markets
&
Co.,
Inc.
(FBRC).
FBRC
is
a
broker-dealer
registered
with
the
SEC
and
is
a
member
of
FINRA.
Loan
Trading
services
are
provided
by
FBR’s
affiliate
–
FBR
Capital
Markets
LT,
Inc.
CAUTIONS
ABOUT
FORWARD-LOOKING
INFORMATION
This
presentation
and
the
information
incorporated
by
reference
in
this
presentation
include
forward
looking
statements
within
the
meaning
of
Section
27A
of
the
Securities
Act
of
1933,
as
amended,
and
Section
21E
of
the
Securities
Exchange
Act
of
1934,
as
amended.
Some
of
the
forward-looking
statements
can
be
identified
by
the
use
of
forward-looking
words
such
as
“believes,”
“expects,”
“may,”
“will,”
“should,”
“seeks,”
“approximately,”
“plans,”
“estimates”
or
“anticipates”
or
the
negative
of
those
words
or
other
comparable
terminology.
Statements
concerning
projections,
future
performance
developments,
events,
revenues,
expenses,
earnings,
run
rates,
and
any
other
guidance
on
present
or
future
periods
constitute
forward-looking
statements.
Such
statements
include,
but
are
not
limited
to,
those
relating
to
the
effects
of
growth,
revenues
and
earnings,
our
principal
investing
activities,
levels
of
assets
under
management
and
our
current
equity
capital
levels.
Forward-looking
statements
involve
risks
and
uncertainties.
You
should
be
aware
that
a
number
of
important
factors
could
cause
our
actual
results
to
differ
materially
from
those
in
the
forward-looking
statements.
These
factors
include,
but
are
not
limited
to,
deterioration
in
the
business
environment
in
the
specific
sectors
in
which
we
focus
or
a
decline
in
the
market
for
securities
of
companies
within
these
sectors,
substantial
fluctuations
in
our
financial
results,
our
ability
to
retain
senior
professionals,
pricing
and
other
competitive
pressures,
changes
in
laws
and
regulations
and
industry
practices
that
affect
our
sales
and
trading
business,
incurrence
of
losses
in
the
future,
the
singular
nature
of
our
capital
markets
and
strategic
advisory
engagements,
competition
among
financial
services
firms
for
business
and
personnel,
larger
and
more
frequent
capital
commitments
in
our
trading
and
underwriting
business,
limitations
on
our
access
to
capital,
infrastructure
or
operational
failures,
the
overall
environment
for
interest
rates,
changes
in
our
business
strategy,
and
our
ability
to
deploy
offering
proceeds.
We
will
not
necessarily
update
the
information
presented
or
incorporated
by
reference
in
this
presentation
if
any
of
these
forward
looking
statements
turn
out
to
be
inaccurate.
Risks
affecting
our
business
are
described
throughout
our
annual
report
on
Form
10-K
and
our
quarterly
reports
on
Form
10-Q,
especially
in
the
section
entitled
“Risk
Factors”,
filed
with
the
Securities
and
Exchange
Commission.
Our
latest
annual
report
and
quarterly
reports
should
be
read
for
a
complete
understanding
of
our
business
and
the
risks
associated
with
our
business.
1. Research is provided by FBRC’s Research department, which is independent from the Investment Banking department of FBRC, and has the sole authority to determine which companies receive research coverage and the recommendation contained in the coverage. In the normal course of its business, FBRC seeks to perform investment banking and other fee generating services for companies that are the subject of FBRC research reports.  Research analysts are eligible to receive bonus compensation that is based on FBRC’s overall operating revenues, including revenues generated by FBRC’s investment banking department.
Specific
information
is
contained
in
each
research
report
concerning
FBRC’s
relationship
with
the
company
that
is
the
subject
of
the
report.

Ticker:  FBRC
Founded:  1989
Employees
1
:  293
Headquarters:
Arlington, VA
Offices:
Boston, MA
Houston, TX
Irvine, CA
New York, NY
San Francisco, CA
Top Tier Middle Market Equities Franchise
Leading
market
share
in
two
execution
categories
–
144As
and
At-the-Market
(ATM)
issuances
Experienced, specialized sales force
combined with focused, high-touch trading department
Deep research
within seven industries and highly regarded Washington policy research
Experienced
senior management team
Inside employee ownership aligns management and shareholder interests
Well Capitalized,
Stable Financial Profile
35 percent operating margin before non-comp fixed expenses provide significant operating leverage
Unlevered balance sheet with $235
million in shareholders’ equity
Tangible
book value per share of $28.52
2
, up 81 percent since 1/1/2012
Committed to effective, accretive return of capital
to shareholders; Since 2010
3
, returned significant value
to shareholders with over $206 million in accretive share repurchases
Initiation of quarterly $0.20 per share cash dividend provides another avenue to return capital consistently over time
FBR & CO. HIGHLIGHTS
2
1.
Employee
data
as
of
6/30/2015.
2.
Balance
sheet
data
as
of
6/30/2015;
total
shares
outstanding
of
8,070,000
used
for
per
share
calculations.
3.
Repurchase
data
through
6/30/2015

Stability of business platform and balance sheet supports strategic growth in industry verticals and complementary business lines to capitalize on competitive advantages
GROWTH INITIATIVES
Capitalizing on expanded banking opportunities in growth industries and products
–
Addition of Healthcare focus provides access to the biggest sector of the economy, leading to more opportunistic executions in our core IPO and 144A products
–
Expanding our product footprint through enhanced capabilities, such as At-the-Market (ATM) offerings and retail distribution
Organically building momentum in advisory business with several dedicated M&A bankers embedded across industry verticals
Enhancing services through complementary securities lending business
–
High margin business with balances and profitability progressing according to expectations
NOTE: Research is provided by FBRC’s Research department, which is independent from the Investment Banking department of FBRC, and has the sole authority to determine which companies receive research coverage and the recommendation contained in the coverage.  In the normal course of its business, FBRC seeks to perform investment banking and other fee generating services for companies that are the subject of FBRC research reports.  Research analysts are eligible to receive bonus compensation that is based on FBRC’s overall operating revenues, including revenues generated by FBRC’s Investment Banking Department. Specific information is contained in each research report concerning FBRC’s relationship with the company that is the subject of the report.

MLV & Co. Acquisition

FBR ACQUIRES MLV & CO.

Broadens FBR’s equity capital markets presence and expands its investment banking capabilities
Compatible industry expertise, additive capabilities and complementary professionals
Expands capital markets product suite of equity and equity-linked financing solutions that are relevant to small cap issuers
Increases FBR’s ability to extend issuer relationships deeper into their corporate life cycles through the addition of At-the-Market (ATM), preferred and debt (“Baby Bond”) offering expertise
Highly complementary industry expertise in key areas of opportunity
o
Healthcare, Energy and Specialty Finance
Transaction details
Acquisition will be immediately accretive to revenue per head and earnings
Transaction expected to close in early September 2015
Approximately 20 employees added to headcount

ACQUISITION MERGES TWO MARKET LEADERS
At-the-Market Issuance
01/01/2013
-
05/11/2015
All Industries | All Market Caps
Rank
Investment Bank
No.
1
$MM
2
% Deals
1
MLV
119
$   4,144
24.0
2
Bank of America
96
$   7,640
19.4
3
Cantor Fitzgerald
86
$   3,579
17.3
4
Wells Fargo
84
$   5,355
16.9
5
RBC
65
$   3,752
13.1
Institutional privates for early-stage issuers and ownership transitions
ATM offerings for public companies
Applicable to small & large cap companies
Preferred and Convertible securities
“Baby Bond” issues
Source:  Dealogic, Company Filings; See Appendix I for expanded ATM league tables
1. The sum of the deals in the Number of Deals column is greater than the actual number of deals completed to account for co-managed transactions.  Excludes quarterly refilings for closed-end funds.  2. Amount filed, split equally among bookruners.
Combining FBR and MLV capabilities will make us the market leader in 144A Equity offerings and At-the-Market (ATM) issuances serving a broad client base:
144A Equity Offerings (PIPO)
01/01/2010
-
06/30/2015
All Industries | All Market Caps
Rank
Bookrunner
No.
$MM
% Volume
1
FBR
21
$
6,042
59.3
2
Deutsche Bank
1
$      720
7.1
3
Macquarie Group
5
$      370
3.6
4
Astrup Fearnley AS
3
$      303
3.0
5
BMO
3
$      270
2.7

Our Revenue / Expense Strategy Leads to Profitability

REVENUE MIX WEIGHTED TO HIGH MARGIN BANKING BUSINESS

Revenue
Mix
–
High
mix
of
banking-to-
brokerage revenue results in competitive revenue
per head
By generating the largest portion of our revenue
from the highest ROE business (i.e., initial capital
raising), FBR is able to pay for production and
retain key employees
Compensation
/
Net
Revenue
–
Maintain
an appropriate and sustainable ratio of
compensation to net revenue
Low
Fixed
Costs
–
Leaner
back
office
provides more profitable employee base; ongoing
strict management of non-comp fixed expenses
keeps break-even low
Source: 10K and 10Q filings
Revenue
Mix
–
Banking
vs.
Brokerage
July
1,
2014
–
June
30,
2015
Compensation-to-Net Revenue Ratio (percent)

REVENUE GENERATED THROUGH BROAD INDUSTRY COVERAGE

FBR maintains and continues to grow expertise in multiple verticals, creating sustained value for clients and generating revenue across economic market environments
Annual Banking and Trading Revenues by Industry Vertical ($ millions)

EXPENSE DISCIPLINE

LTM
is
defined
as
July
1,
2014
–
June
30,
2015
FBR’s focus on expenses has led to predictability within those elements of the income statement that are more controllable
Significantly limits the likelihood and degree of losses that may be sustained, even in very weak revenue environments
Non-Compensation Fixed Costs ($ millions)

COMPENSATION-TO-NET REVENUE RATIO

LTM
is
defined
as
July
1,
2014
–
June
30,
2015
FBR’s discipline around this ratio, despite varying revenue generation, is an important element of our expense strategy and our commitment to creating value for shareholders in all environments
Compensation-to-Net Revenue Ratio ($ millions)

POSITIONED TO DELIVER POSITIVE NET REVENUE
Median quarterly
revenue ~ $43mm
Quarterly Net Revenue ($ millions)
1,2
1. Results
as
originally
reported
(asset
management
operations
included
in
2009
–
2011,
excluded
in
2012
and
beyond
as
discontinued
operations).
2008
Net
Revenue
excludes
$81.3
million
in
investment
losses.
2.
Revenue
from
NMI
Holdings,
Inc.
investment banking transaction of $38.3 million removed from 1Q13 net revenue and added to 2Q12 net revenue to reflect its April 2012 transaction closing date. GAAP Net Revenue for 2013 and 2012 was $259.8  million and $151.5 million, respectively, and for 1Q13 and 2Q12 and was $117.9 and $32.7, respectively.  Earnings impact of change is estimated to be $20.5 million, which assumes $17 million variable compensation and 4% effective tax rate.
Despite quarterly volatility, the implementation of our restructuring plan in 2011 has positioned FBR to deliver positive annual revenue and earnings
Annual Net Revenue ($ thousands)
1,2

NET REVENUE PER HEAD –
KEY METRIC FOR FBR
Revenue per Employee ($ thousands)
2
$500K per Head
benchmark
1.
Beginning of year  headcount.  2.  Source:  SEC filings. Revenue from NMI Holdings, Inc. investment banking transaction of $38.3 million removed from 2013 net revenue and added to 2012 net revenue to reflect its April 2012 transaction closing date. GAAP Net Revenue for 2013 and 2012 was $259.8 million and $151.5 million, respectively.  Earnings impact of change is estimated to be $20.5 million, which assumes $17 million variable compensation and 4%
effective tax rate
FBR is consistently profitable at revenue levels exceeding $500K in revenue per head
Reaching this benchmark allows us to properly balance the interests of shareholders and employees
Number of Employees
1

BUSINESS MODEL DELIVERS PROFITABILITY
Adjustments to cost and capital structure position FBR to deliver positive annual returns at normalized revenue levels
$000s
Annual
Expense Rate
Assumptions
2009
Recast
2010
Recast
2011
Recast
2012
Recast
2
2013
Actual
2
2014
Actual
Adjusted net revenue ("NR")
1
NA
$292,233
$246,587
$147,151
$189,814
$221,521
$182,125
Compensation and benefits
57% of NR
166,573
140,555
83,876
108,194
127,720
103,811
Other variable costs
8% of NR
23,379
19,727
11,772
15,185
14,188
17,102
Non-comp fixed costs
$43mm
43,000
43,000
43,000
43,000
43,643
43,852
Net income before taxes
$59,282
$43,305
$8,503
$23,435
$35,970
$17,360
Operating Margin
20.3%
17.6%
5.8%
12.3%
16.2%
9.5%
Revenue / Head
$512
$452
$362
$739
$811
$607
Net income (taxed @ 39%)
3
$36,162
$26,416
$5,187
$14,295
$21,941
$10,590
ROE (@ $220MM Equity)
16.4%
12.0%
2.4%
6.5%
10.0%
4.8%
EPS -
8 MM shares
$4.52
$3.30
$0.65
$1.79
$2.74
$1.32
For
Illustrative
Purposes
Only.
2008
–
2012
expense
and
net
income
amounts
recast
using
current
strategy
expense
rates
/
levels
(see
Annual
Expense
Rate
Assumptions
above).
1. As originally reported except as otherwise noted (i.e., asset management operations included in 2008 – 2011, excluded in 2012 and 2013 as discontinued operations).  2. Revenue of $38.3 million from NMI
Holdings, Inc. investment banking transaction removed from 2013 Adjusted Net Revenue and added to 2012 Adjusted Net Revenue to reflect the transaction’s April 2012 closing date. GAAP Net Revenue for
2013 and 2012 was $259.8 million and $151.5 million, respectively. Related variable compensation of $17 million removed from 2013 Compensation & Benefits.  Net effect on 2013 Net Income is $21.3 million.
3. Reflects recast results for 2013 and 2014 based on a 39 percent tax rate.

Our Capital Strategy

SHARES OUTSTANDING
1
FBR has repurchased 50 percent of its outstanding shares since December 2009.  A steady approach to repurchases over this time frame has resulted in an accretive impact to book value per share of approximately $5.44
1.
Reflects
common
shares
outstanding
for
book
value
per
share
purposes
and
1
for
4
reverse
stock
split
effected
on
2/28/13.
Committed to holding share count at current levels or lower
Targeting inside ownership for 30%, which we believe to be achievable over the next two years, further aligning management and shareholder interests
Shares Outstanding (millions)

SHAREHOLDERS’
EQUITY(Pro
Forma
Adjusted
for
Deferred
Tax
Reserves)
1
Shareholders’ equity, when adjusted to remove the impact of (since released) deferred tax asset reserves, shows a reduction of $167 million, or 42 percent, which reflects the repurchase of 50 percent of shares outstanding as of December 2009
1. This non-GAAP presentation portrays the changes in shareholders’ equity removing the impact of valuation reserves against deferred tax assets, which existed at varying levels during the entire period, but have now been released.
Shareholders’ Equity Ending Balance ($ millions)

GROWTH IN TANGIBLE BOOK VALUE PER SHARE
The final stage of restructuring was accomplished late in 2011.  Resulting business focus and streamlined cost structure ensure profitability in most foreseeable economic environments
Tangible
book
value
has
grown
over
$12.50
per
share
since
the
end
of
2011
–
a
compound annual growth rate of 18.4 percent, reflecting a combination of earnings and the accretive share repurchases

Source: SNL Financial.  Sectors include: Banking, Insurance, Securities & Investments, Specialty Finance, Financial Technology, Real Estate, Energy and Media & Communications.
1.  Overall Ranking based on percentage of outstanding shares repurchased.  2. DIRECTV market cap as of 6/30/15 due to AT&T acquisition.
Overall
Rank
1
Company
Ticker
Industry
Market Cap.
7/28/15
($ MM)
Shares Out,
12/31/09
Shares
Repurchased
(1Q10 -
2Q15)
Shares Out,
3/31/15
+ Repurchases
% of Shares
Repurchased
1
Atlanticus Holdings Corporation
ATLC
Specialty Lender
$55
47,717,723
34,693,349
48,680,291
71.3%
2
FBR & Co.
FBRC
Broker-Dealer
179
16,016,196
10,571,970
18,152,581
58.2%
3
MCG Capital Corporation
MCGC
Investment Company
162
76,394,000
40,764,725
77,838,842
52.4%
4
World Acceptance Corporation
WRLD
Specialty Lender
473
16,211,659
9,610,956
18,580,904
51.7%
5
WebMD Health Corp.
WBMD
New Media
1,662
50,946,766
39,042,397
76,808,359
50.8%
6
Outerwall Inc.
OUTR
Media & Entertainment
1,515
31,076,784
17,014,955
35,513,933
47.9%
7
Montpelier Re Holdings Ltd.
MRH
Insurance Underwriter
1,789
79,998,795
39,255,113
83,054,366
47.3%
8
DIRECTV
2
DTV
Communications
467,642
933,187,782
449,992,796
953,973,973
47.2%
9
Anthem, Inc.
ANTM
Insurance
Underwriter
40,848
449,789,672
225,687,546
490,593,144
46.0%
10
Validus Holdings, Ltd.
VR
Insurance Underwriter
3,732
128,459,478
70,287,964
153,922,879
45.7%
|
20
Magellan Health, Inc.
MGLN
Financial Technology
1,644
34,535,000
17,699,729
45,026,104
39.3%
|
50
Arch Capital Group
ACGL
Insurance Underwriter
8,903
164,285,034
59,048,246
183,809,087
32.1%
|
100
W.R.
Berkley
Corporation
WRB
Insurance Underwriter
6,961
156,552,355
41,752,938
166,686,213
25.0%
|
500
Cogent Communications Holdings, Inc.
CCOI
Communications
1,469
44,853,974
2,270,205
48,464,831
4.7%
|
1,000
Tiptree Financial Inc.
TIPT
Investment Company
188
20,158,894
75,743
32,068,213
0.2%
FBR RANKS #2 IN SHARE REPURCHASES AMONG MORE
THAN 5,000 DOMESTIC PUBLIC COMPANIES SINCE 2010

CAPITAL MANAGEMENT –
CLOSE PEER TREND
Within its peer group, FBR has been the most aggressive in managing share count and tangible book value
Source:
SEC
filings
and
FactSet.
1.
Reflects
price
change
for
the
period
December
31,
2009
through
July
31,
2015.
December
31,
2009
-
June
30,
2015
($
millions)
Financial Metric
FBR & Co.
Piper Jaffray
Cowen Group
JMP Group
Total share repurchases
$206
$306
$111
$38
Common dividends paid
$2
-
-
$20
Change in share count
-50%
-11%
47%
4%
Change in TBV / share
47%
3%
1%
9%
Change in share price¹
-4.9%
-11.4%
-4.6%
-24.6%

Our Financials and Valuation

Balance Sheet
Income Statement
Unlevered balance sheet and no debt
$71 million in cash
$235 million in shareholders’ equity
FINANCIAL STATEMENTS
1
GAAP presentation.  Does not include adjustment for NMI Holdings, Inc. transaction.
1.  Balance Sheet and Income Statement $ in thousands, except per share amounts
Jun 30, 2015
Dec. 31, 2014
Cash and cash equivalents
$71,170
$108,962
Securities borrowed
683,269
594,674
Other receivables
332,791
103,065
Investments
127,949
173,047
Deferred tax assets, net
28,497
28,648
Other assets
25,293
26,701
Total assets
$1,268,969
$1,035,097
Debt
$0
$0
Securities loaned
685,266
595,717
Other liabilities
348,838
178,974
Shareholders' equity
234,865
260,406
Total liabilities & shareholders' equity
$1,268,969
$1,035,097
Tangible book value per share
$28.52
$28.63
Balances as of
2014
2013
Investment banking
$115,255
$196,213
Institutional brokerage
56,182
53,738
Net investment and interest & other income
10,688
9,870
Revenues, net of interest expense
$182,125
$259,821
Compensation and benefits
$103,811
$144,720
Professional services
13,259
12,326
Business development
11,689
9,602
Clearing and brokerage fees
4,757
4,922
Occupancy and other operating expenses
31,249
30,981
Total expense
$164,765
$202,551
Income (loss) from cont. operations before taxes
$17,360
$57,270
Income tax (benefit) provision
341
(27,483)
Income (loss) from cont. operations, net of taxes
$17,019
$84,753
Income from discontinued operations, net of taxes
-
8,159
Net income (loss)
$17,019
$92,912
Compensation & benefits / revenue
57%
56%
Basic earnings per share
$1.66
$7.77
Diluted earnings per share
$1.48
$7.17
Weighted
average
shares
-
basic
10,283
11,963
Weighted
average
shares
-
diluted
11,465
12,960
Year ended December 31,

PEER COMPARABILITY ANALYSIS
PRICE AS OF 8/28/2015, INCOME STATEMENT AND BALANCE SHEET DATA AS OF 6/30/2015

Annualized
YTD 6/30/15
8/28/15
% of 52
Market
BV
TBV
Price/
Price/
Total Revenue
Employees
Net Revenue/
Comp & Ben/
Price
Week High
Cap.
Per Share
Per Share
2015E
2016E
BV
TBV
YTD as of 2Q
as of 2Q
Employee
Net Revenue
Ticker
Company Name
($)
(%)
($MM)
($)
($)
(x)
(x)
(x)
(x)
($MM)
(#)
($'000s)
(%)
FBRC
FBR & Co.
$22.28
74.3%
$166.1
$29.10
$28.52
15.3x
13.6x
0.8x
0.8x
$71.4
293
$490
59.1%
Institutional Only
COWN
Cowen Group, Inc.
$5.23
79.4%
$575.3
$7.14
$6.76
10.0x
8.4x
0.7x
0.8x
$240.7
664
(1)
$725
71.1%
PJC
Piper Jaffray Companies
$40.87
68.2%
$617.3
$52.16
$36.37
9.7x
9.9x
0.8x
1.1x
$325.9
1,055
(1)
$618
61.2%
JMP
JMP Group Inc.
$7.24
81.8%
$153.8
$6.41
$6.41
8.1x
8.0x
1.1x
1.1x
$81.4
235
$693
67.1%
Median
79.4%
$575.3
9.7x
8.4x
0.8x
1.1x
$693
67.1%
Average
76.5%
$448.8
9.3x
8.8x
0.9x
1.0x
$679
66.5%
Institutional and Retail
SF
Stifel Financial Corp.
$47.07
78.5%
$3,268.2
$37.99
$23.72
15.5x
12.1x
1.2x
2.0x
$1,158.7
6,200
(2)
$374
66.1%
OPY
Oppenheimer Holdings Inc.
$19.87
71.0%
$271.5
$39.02
$26.57
20.0x
8.9x
0.5x
0.7x
$484.5
3,434
(2)
$282
66.3%
Average
74.8%
$1,769.8
17.7x
10.5x
0.9x
1.4x
$328
66.2%
Advisory
EVR
Evercore Partners Inc
$52.81
88.9%
$1,916.3
$13.47
$5.74
16.3x
14.1x
3.9x
9.2x
$506.1
1,300
(2)
$779
66.4%
GHL
Greenhill & Co Inc
$35.53
71.3%
$1,041.8
$7.12
$1.76
20.0x
15.3x
5.0x
20.2x
$135.2
305
(2)
$887
54.0%
MC
Moelis & Company
$27.20
72.8%
$549.2
$6.71
$6.71
16.5x
14.9x
4.1x
4.1x
$225.3
650
$693
55.5%
Median
72.8%
$1,041.8
16.5x
14.9x
4.1x
9.2x
$779
55.5%
Average
77.7%
$1,169.1
17.6x
14.8x
4.3x
11.2x
$786
58.7%
All Peers -
Median
75.7%
$596.3
15.9x
11.0x
1.2x
1.6x
$693
66.2%
All Peers -
Average
76.5%
$1,049.2
14.5x
11.5x
2.2x
4.9x
$631
63.5%
Valuation
P/E
Source: Factset as of August 28, 2015 and SEC Filings as of August 2015.   1. Annualized.  2.  As of February 2015. 3. As of December 31, 2014.

SUMMARY

FBR & Co. is a uniquely valuable equity capital markets franchise
–
A transaction driven business model focused on ideas and execution that make money for our clients
–
Dominant in the high margin initial equity capital raising arena
–
Operating on a low fixed cost structure
–
Allowing us to achieve profitability across market conditions
FBR’s well capitalized, stable financial profile has positioned us for:
–
Pro-active growth initiatives
–
Strategic management of capital
–
Attractive returns on equity
–
Returning capital to shareholders

Metropolitan Washington, D.C. Headquarters
1300
North Seventeenth Street . Arlington, VA 22209
703.312.9500 T . 703.312.9501 F . www.fbr.com
Boston
Houston
Irvine
(Los Angeles)
New York
San Francisco
100 Federal Street, 29th Floor
Boston, MA 02110
617.757.2900
9 Greenway Plaza, Suite 2050
Houston, TX 77046
713.226.4700
18101 Von Karman Ave., Suite 950
Irvine, CA 92612
949.477.3100
299 Park Avenue, 7th Floor  New
York, NY 10171
212.457.3300
1 Embarcadero Center, Suite 2140
San Francisco, CA 94111
415.248.2900
Note: Not all services available from  all offices